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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 28, 2001

UNIVISION COMMUNICATIONS INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-12223 (Commission File Number)	95-4398884 (I.R.S. Employer Identification Number)

1999 Avenue of the Stars, Suite 3050
Los Angeles, California
(Address of Principal Executive Offices)

90067
(Zip Code)

Tel: (310) 556-7676
(Registrant's Telephone Number, Including Area Code)

UNIVISION COMMUNICATIONS INC. AND SUBSIDIARIES

Item 5.  Other Events

    On December 20, 2001, Univision Communications Inc., Grupo Televisa, S.A. and Venevision International Inc. announced that they reached a multi-faceted global alliance to further penetrate the rapidly growing U.S. Hispanic market. A copy of the press release describing the alliance and its related transactions is filed herewith.

Item 7.  Exhibits

Exhibit No.	Name of Item
99.1	Press Release of Univision Communications Inc., dated December 20, 2001, relating to transactions with Grupo Televisa, S.A. and Venevision International Inc.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNIVISION COMMUNICATIONS INC.
(Registrant)
December 28, 2001 Los Angeles, California	By	/s/ C. DOUGLAS KRANWINKLE C. Douglas Kranwinkle Executive Vice President

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FORM 8-K
UNIVISION COMMUNICATIONS INC. AND SUBSIDIARIES
Item 5. Other Events
Item 7. Exhibits
SIGNATURE